MERRILL LYNCH
                                                              LATIN AMERICA
                                                              FUND, INC.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              May 31, 1999

                     MERRILL LYNCH LATIN AMERICA FUND, INC.

Asset Allocation As a Percentage* of Net Assets as of May 31, 1999

A map illustrating the following percentages:

                          MEXICO                 34.3%
                          PANAMA                  0.8%
                          VENEZUELA               2.6%
                          COLOMBIA                3.8%
                          PERU                    3.6%
                          BRAZIL                 41.8%
                          ARGENTINA               6.1%
                          CHILE                   4.1%

* Total may not equal 100% and does not include short-term securities.

                            Merrill Lynch Latin America Fund, Inc., May 31, 1999

DEAR SHAREHOLDER

During the three-month period ended May 31, 1999, total returns for Merrill Lynch Latin America Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +34.71%, +34.50%, +34.50% and +34.71%, respectively. The unmanaged Morgan Stanley Capital International Latin America Free Index rose 33.36% and the J.P. Morgan Latin Brady Bond Index rose 8.42% during the same period. (References to securities markets of all countries in this letter to shareholders correspond to those countries' market weightings in the MSCI Latin America Free Index.) The Fund's outperformance is attributable to its overweighted position in Brazil, the best performer in the region, which rose 47.78% during the period. Also beneficial to rela tive performance was our stock selection in Mexico and fixed-income exposure. (Fund performance does not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.)

Investment Overview

The recovery in Latin American markets continued in the May quarter. Emerging markets generally enjoyed a broad-based rally during this period, driven primarily by the perception that these economies had seen their worst and were on the road to recovery. This perception, which we partly share, was supported by evidence such as rising industrial production in South Korea, a pickup in consumer spending in Thailand, and the recovery in the price of some commodities such as pulp and crude oil.

Bolstering the case for the emerging markets recovery were reflationary efforts in the major economies of the United States, Japan and the European Union. This was indicated by the neutral monetary stance of the US Federal Reserve Board through most of the quarter, the fiscal stimulus and the possibility of monetization in Japan, and the decline in interest rates in the European Union.

Investors regained confidence in the Latin American markets when Brazil successfully raised $3 billion through an external bond offering. The more positive outlook was also supported as certain commodity prices corrected from their lows and as Mexico's economic performance improved (inflation moderated as industrial production and consumer spending rose).

Portfolio Matters

In addition to the more positive macroeconomic view, various developments at the corporate level attest to the proactive quality and resilience of management in Latin America's leading companies. An example of one such company is Fund holding Panamerican Beverages, Inc. (Panamco), which is based in Mexico. Panamco is the largest Coca-Cola bottler in Latin America with a presence in seven countries; the company derived 20% of its consolidated US-based EBITDA (earnings before interest, taxation, depreciation and amortization) from Brazil in 1998. To combat price-based competition during the economic downturn, Panamco recently implemented an innovative price policy in its Sao Paulo franchise, which has since been adopted by other Coke bottlers in Brazil. The new price policy appears to have resulted in a dramatic, positive reversal in volume trends for Panamco. Despite its anchor bottler status, geographic diversification and close relation ship with The Coca-Cola Company, Panamco shares currently trade at a 25% average discount to other premium Coke bottlers in the region.

To add balance to this positive assessment of the markets we invest in, we note that the evidence of recovery has so far been limited to relatively few countries. In our view, the necessary structural reforms for those countries in real economic crisis are still works in process, such as is the case with fiscal reforms in Brazil. Developing economies and their emerging markets are indeed recovering, but progress can easily be slowed by external events. These events could include a curtailment of capital flows to the region if there is a sharp rising trend in US interest rates or a prolonged decline in the US stock market. Also, Latin America could be vulnerable to a collapse in commodity prices if the European and Japanese economies fail to reflate. Nonetheless, the important works in process continue, and we believe that the case for investing in these countries with a long-term view is very much intact.

As of May 31, 1999, our equity and bond investments in Brazil comprised 42% of the Fund's net assets. Despite the ongoing concerns created by pending fiscal reforms, there are investments in Brazil that we believe can make a positive contribution to the Fund's performance because of their defensive qualities as well as attractive valuations. One example is the diversified mining company Companhia Vale do Rio Doce (CVRD). CVRD benefits from the weaker Brazilian currency, since its revenue stream is primarily US dollar-based, while the majority of its costs are denominated in local currency. The stock currently trades at a substantial discount to its net asset value and in comparison to its global peer group. Catalysts that could close the valuation gap include changes in the ownership structure and restructuring of assets. In addition, as the world's largest producer of iron ore, the company stands to benefit from improving conditions in the global steel market. We believe that compelling values such as CVRD justify our long-term position in Brazil, notwithstanding the near-term market volatility that we expect.

Although the Argentine market rose 34.95% during the quarter, it declined 3.98% in May, more than the other major markets in Latin America. This appears to reflect investors' attention to the country's growing fiscal deficit and its heightened sensitivity to tighter US monetary policy. This sensitivity arises from the country's currency policy, which requires that the Argentine peso remains stable relative to the US dollar. During the May quarter, rumors arose of a currency devaluation, but subsided as investors assessed its likelihood and weighed its benefits against its costs.

In Conclusion

There has been value in Latin American investments for some time. Nevertheless, Latin American stock markets declined sharply in 1998. In our view, Latin America has been a victim of the Asian and Russian crises and the resulting pressures on the global economy. In addition to compelling valuations, there are several key factors that we believe will improve the performance of Latin American stock markets. These include the improving outlook for corporate earnings and economic growth, the scope for interest rate declines as perceived risk subsides, and the bottoming out of the global economic cycle and commodity prices.

We thank you for your ongoing interest in Merrill Lynch Latin America Fund, Inc., and we look forward to reviewing our strategy with you in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Grace Pineda

Grace Pineda
Senior Vice President and
Portfolio Manager

July 9, 1999


                                     2 & 3

                            Merrill Lynch Latin America Fund, Inc., May 31, 1999

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account main tenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a represen tation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees appli cable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                              12 Month           3 Month        Since Inception
                                            Total Return      Total Return       Total Return
===============================================================================================
ML Latin America Fund, Inc. Class A Shares     -11.89%            +34.71%           -28.94%
-----------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class B Shares     -12.79             +34.50            +27.13
-----------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class C Shares     -12.77             +34.50            -32.29
-----------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class D Shares     -12.06             +34.71            +34.98
===============================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's since inception periods are Class A & Class C Shares, from 10/21/94 to 5/31/99 and Class B & Class D Shares, from 9/27/91 to 5/31/99.

Average Annual Total Return

                                             % Return Without    % Return With
                                                Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 3/31/99                                  -31.42%            -35.02%
--------------------------------------------------------------------------------
Inception (10/21/94) through 3/31/99                 -9.35             -10.44
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                  % Return         % Return
                                                Without CDSC      With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 3/31/99                                  -32.13%            -34.76%
--------------------------------------------------------------------------------
Five Years Ended 3/31/99                             -7.39              -7.39
--------------------------------------------------------------------------------
Inception (9/27/91) through 3/31/99                  +1.98              +1.98
================================================================================
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                  % Return         % Return
                                                Without CDSC      With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 3/31/99                                  -32.14%            -32.80%
--------------------------------------------------------------------------------
Inception (10/21/94) through 3/31/99                -10.29             -10.29
================================================================================
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

                                             % Return Without    % Return With
                                                Sales Charge     Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 3/31/99                                  -31.57%            -35.17%
--------------------------------------------------------------------------------
Five Years Ended 3/31/99                             -6.65              -7.65
--------------------------------------------------------------------------------
Inception (9/27/91) through 3/31/99                  +2.79              +2.05
================================================================================
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.


                                     4 & 5

                            Merrill Lynch Latin America Fund, Inc., May 31, 1999

CONSOLIDATED SCHEDULE OF INVESTMENTS                             (in US dollars)

                                                                                                                             Percent
                                   Shares Held/                                                                 Value        of Net
COUNTRY    Industries              Face Amount         Long-Term Investments                       Cost       (Note 1a)      Assets
===================================================================================================================================
Argentina  Beverages                   400,749   Quilmes Industrial SA (Quinsa) (ADR)*         $ 4,630,821   $ 4,533,473        1.9%
           ------------------------------------------------------------------------------------------------------------------------
           Merchandising               557,659  +Grimoldi SA 'B'                                 3,188,753       697,611        0.3
           ------------------------------------------------------------------------------------------------------------------------
           Oil & Gas Producers         112,703   YPF Sociedad Anonima (ADR)*                     3,658,788     4,747,614        2.0
           ------------------------------------------------------------------------------------------------------------------------
           Real Estate                 197,329   IRSA Inversiones y Representaciones
                                                    SA 'B'                                         521,356       572,695        0.2
                                        56,748   IRSA Inversiones y Representaciones SA
                                                    (GDR)**                                      1,139,491     1,638,599        0.7
                                                                                              ------------   -----------      -----
                                                                                                 1,660,847     2,211,294        0.9
           -------------------------------------------------------------------------------------------------------------------------
           Telecommunications           22,233   Telefonica de Argentina SA (ADR)*                 681,725       719,793        0.3
                                       525,000   Telefonica de Argentina SA 'B'                  1,497,352     1,712,819        0.7
                                                                                              ------------   -----------      -----
                                                                                                 2,179,077     2,432,612        1.0
           ------------------------------------------------------------------------------------------------------------------------
                                                 Total Long-Term Investments in Argentina       15,318,286    14,622,604        6.1
===================================================================================================================================
Brazil     Banking                  95,899,592   Banco Bradesco SA (Preferred)                     711,586       508,810        0.2
                                     2,980,655   Banco Itau SA (Preferred)                       1,764,001     1,522,987        0.7
                                       203,020   Uniao de Bancos Brasileiros SA (Unibanco)
                                                    (GDR)**                                      5,800,521     4,580,639        1.9
                                    15,000,000   Uniao de Bancos Brasileiros SA (Unibanco)
                                                    (Units) (c)                                  1,198,257       666,090        0.3
                                                                                              ------------   -----------      -----
                                                                                                 9,474,365     7,278,526        3.1
           ------------------------------------------------------------------------------------------------------------------------
           Beverages & Tobacco       9,300,356   Companhia Cervejaria Brahma (Preferred)         6,269,632     4,698,450        2.0
           -------------------------------------------------------------------------------------------------------------------------
           Diversified                 466,671   Souza Cruz SA                                   3,408,615     2,825,862        1.2
           -------------------------------------------------------------------------------------------------------------------------
           Energy Sources              309,034   Companhia Paranaense de Energia--Copel
                                                    (ADR)*                                       5,332,934     2,317,755        1.0
                                    19,125,244   Petroleo Brasileiro SA--Petrobras
                                                    (Preferred)                                  4,582,102     2,702,240        1.1
                                                                                              ------------   -----------      -----
                                                                                                 9,915,036     5,019,995        2.1
           ------------------------------------------------------------------------------------------------------------------------
           Foreign Government                    Republic of Brazil:
           Obligations        US$    1,614,000      10.125% due 5/15/2027                        1,398,127     1,176,202        0.5
                              US$   11,606,169      'C', 6.94% due 4/15/2014 (a)(e)(f)           6,779,339     7,253,855        3.1
                                                                                              ------------   -----------      -----
                                                                                                 8,177,466     8,430,057        3.6
           ------------------------------------------------------------------------------------------------------------------------
           Forest Products         233,248,558   Votorantim Celulose e Papel SA
                                                    (Preferred)                                  6,424,396     6,187,678        2.6
           ------------------------------------------------------------------------------------------------------------------------
           Machinery & Engineering   9,058,000   Weg SA (Preferred)                              5,426,464     3,447,682        1.5
           ------------------------------------------------------------------------------------------------------------------------
           Metals & Steel          318,295,000   Companhia Siderurgica de Tubarao
                                                    (Preferred)                                  5,019,452     2,845,198        1.2
                                           949   Companhia Siderurgica Nacional SA                      23            18        0.0
                              BRL    1,099,391   Companhia Vale do Rio Doce, 0% due
                                                    12/31/2049 (d)                                       0             0        0.0
                                       529,148   Companhia Vale do Rio Doce 'A'
                                                    (Preferred)                                  9,876,234     9,368,422        3.9
                                                                                              ------------   -----------      -----
                                                                                                14,895,709    12,213,638        5.1
           ------------------------------------------------------------------------------------------------------------------------
           Retail                      320,490   Companhia Brasileira de Distribuicao
                                                    Grupo Pao de Acucar SA (ADR)*                4,700,328     5,808,881        2.4
           ------------------------------------------------------------------------------------------------------------------------
           Telecommunications      152,005,637   Embratel Participacoes SA                       2,372,234     1,126,455        0.5
                                   149,205,637   Tele Celular Sul Participacoes SA                 294,154       193,606        0.1
                                   149,205,637   Tele Centro Oeste Celular Participacoes
                                                    SA                                             126,486       139,396        0.1
                                       178,700   Tele Centro Oeste Celular Participacoes
                                                    SA (ADR)*                                      604,435       625,450        0.3
                                    21,689,563   Tele Centro Oeste (Rights) (g)                          0         4,128        0.0
                                   149,205,637  +Tele Centro Sul Participacoes SA                1,767,868       825,192        0.3
                                   149,205,637   Tele Leste Celular Participacoes SA                91,188        73,140        0.0
                                        15,200   Tele Leste Celular Participacoes SA
                                                    (ADR)*                                         421,950       456,000        0.2
                                   149,205,637   Tele Nordeste Celular Participacoes SA            132,369       167,792        0.1
                                        23,800   Tele Nordeste Celular Participacoes SA
                                                    (ADR)*                                         421,629       719,950        0.3
                                   149,205,637   Tele Norte Celular Participacoes SA                73,539        90,349        0.0
                                        33,400   Tele Norte Celular Participacoes SA
                                                    (ADR)*                                         620,722     1,041,662        0.4
                                   314,091,637   Tele Norte Leste Participacoes SA               3,557,202     2,861,965        1.2
                                       313,289   Tele Norte Leste Participacoes SA (ADR)*        4,465,713     5,130,107        2.2
                                   149,205,637   Tele Sudeste Celular Participacoes SA             588,309       407,863        0.2
                                    92,560,000   Telecomunicacoes Brasileiras SA--Telebras       5,109,650     4,403,806        1.9
                                   241,765,637  +Telecomunicacoes Brasileiras SA--Telebras          44,136         9,760        0.0
                                        47,995  +Telecomunicacoes Brasileiras SA--Telebras
                                                    (ADR)*                                           3,000         3,000        0.0
                                        47,995   Telecomunicacoes Brasileiras SA--Telebras
                                                   (Preferred Block) (ADR)*                      3,790,525     4,007,583        1.7
                                     9,845,775  +Telecomunicacoes de Minas Gerais--Telemig         837,551       169,774        0.1
                                       735,140   Telecomunicacoes de Minas Gerais--Telemig 'B'
                                                   (Preferred)                                      51,070        20,986        0.0
                                   149,205,637   Telemig Celular Participacoes SA                  294,154       189,304        0.1
                                         3,200   Telemig Celular Participacoes SA (ADR)*            83,992        98,800        0.0
                                     9,845,775  +Telemig Celular SA                                343,357        69,613        0.0
                                    24,395,000   Telerj Celular SA 'B' (Preferred)                 420,727       763,926        0.3
                                   149,205,637   Telesp Celular Participacoes SA                 1,176,618       752,912        0.3
                                   152,005,637   Telesp Participacoes SA                         3,997,614     1,883,853        0.8
                                                                                              ------------   -----------      -----
                                                                                                31,690,192    26,236,372       11.1
           ------------------------------------------------------------------------------------------------------------------------
           Textiles & Apparel       20,831,686   Companhia de Tecidos Norte de Minas--
                                                    Coteminas (Preferred)                        8,433,359     1,417,612        0.6
                                    21,491,685   Empresa Nasional de Comercio SA                     6,971        12,394        0.0
                                                                                              ------------   -----------      -----
                                                                                                 8,440,330     1,430,006        0.6
           ------------------------------------------------------------------------------------------------------------------------
           Utilities                 1,122,012   Centrais Eletricas de Santa Catarina
                                                    SA--CELESC 'B' (Preferred)                     591,246       427,063        0.2
                                        74,899   Centrais Eletricas de Santa Catarina
                                                    SA--CELESC (GDR)** (b)                       5,986,518     2,805,979        1.2
                                        27,891   Companhia Energetica de Minas Gerais
                                                    SA--CEMIG (ADR)*                               510,849       585,142        0.2
                                        72,502   Companhia Energetica de Minas Gerais
                                                    SA--CEMIG (ADR)* (b)                         1,416,102     1,521,063        0.6
                                   213,720,264   Companhia Energetica de Minas Gerais
                                                    SA--CEMIG (Preferred)                        7,894,751     4,498,725        1.9
                                       163,811   Companhia Paulista de Forca e Luz--CPFL
                                                    (Preferred)                                     14,058        10,959        0.0
                                       289,800   Globex Utilidades SA (Preferred)                4,975,624     1,403,875        0.6
                                                                                              ------------   -----------      -----
                                                                                                21,389,148    11,252,806        4.7
           ------------------------------------------------------------------------------------------------------------------------
           Utilities-Electric    1,196,500,000   Companhia Energetica do Ceara-Coelce 'A'
                                                    (Preferred)                                  4,959,310     2,622,088        1.1
                                        57,400   Espirito Santo Centrais Eletricas
                                                    SA--Escelsa                                 10,006,434     1,754,441        0.7
                                                                                              ------------   -----------      -----
                                                                                                14,965,744     4,376,529        1.8
           ------------------------------------------------------------------------------------------------------------------------
                                                 Total Long-Term Investments in Brazil         145,177,425    99,206,482       41.8
===================================================================================================================================


                                      6 & 7

                            Merrill Lynch Latin America Fund, Inc., May 31, 1999

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                 (in US dollars)

                                                                                                                             Percent
                                   Shares Held/                                                                 Value        of Net
COUNTRY    Industries              Face Amount         Long-Term Investments                       Cost       (Note 1a)      Assets
===================================================================================================================================
Chile      Telecommunications          298,615   Compania de Telecomunicaciones de Chile
                                                    SA (ADR)*                                   $7,633,546   $ 6,494,876        2.7%
           ------------------------------------------------------------------------------------------------------------------------
           Utilities                    75,000   Chilectra SA (ADR)* (b)                         1,263,750     1,708,035        0.7
                                     1,649,656   Empresa Nacional de Electricidad SA
                                                    (Endesa)                                     1,264,057       595,375        0.3
                                     1,014,657   Enersis SA                                        467,990       395,000        0.2
                                        25,055   Enersis SA (ADR)*                                 610,035       491,704        0.2
                                                                                              ------------   -----------      -----
                                                                                                 3,605,832     3,190,114        1.4
           ------------------------------------------------------------------------------------------------------------------------
                                                 Total Long-Term Investments in Chile           11,239,378     9,684,990        4.1
===================================================================================================================================
Colombia   Banking                   1,028,297   Banco de Bogota                                 4,753,531     3,451,701        1.5
                                        83,802   Banco Ganadero SA (Preferred) (ADR)*            1,884,467       733,267        0.3
                                                                                              ------------   -----------      -----
                                                                                                 6,637,998     4,184,968        1.8
           ------------------------------------------------------------------------------------------------------------------------
           Beverages & Tobacco         488,354   Bavaria SA                                      1,797,411     2,547,170        1.1
           ------------------------------------------------------------------------------------------------------------------------
           Financial Services          488,354   Valores Bavaria SA                              1,033,615       714,379        0.3
           ------------------------------------------------------------------------------------------------------------------------
           Merchandising               540,808   Almacenes Exito SA                              4,043,019     1,589,029        0.6
           ------------------------------------------------------------------------------------------------------------------------
                                                 Total Long-Term Investments in Colombia        13,512,043     9,035,546        3.8
===================================================================================================================================
Mexico     Banking                      63,000  +Grupo Financiero Banamex Accival, SA de CV
                                                   (Banacci) 'L'                                   140,485       121,253        0.1
                                     1,595,873  +Grupo Financiero Banamex Accival, SA de CV
                                                   (Banacci) 'O'                                 3,668,848     3,172,245        1.3
                                                                                              ------------   -----------      -----
                                                                                                 3,809,333     3,293,498        1.4
           ------------------------------------------------------------------------------------------------------------------------
           Beverages                   202,601   Panamerican Beverages, Inc. 'A'
                                                   (US Registered Shares)                        4,354,104     4,697,811        2.0
           ------------------------------------------------------------------------------------------------------------------------
           Beverages & Tobacco         165,078   Fomento Economico Mexicano, SA de CV (ADR)*     2,979,440     5,509,478        2.3
           ------------------------------------------------------------------------------------------------------------------------
           Broadcasting                269,966  +Grupo Televisa, SA de CV (GDR)**                6,825,203    11,287,953        4.8
           & Publishing
           ------------------------------------------------------------------------------------------------------------------------
           Building Materials           29,019   Cemex, SA de CV (ADR)*                            223,537       255,356        0.1
                                       113,337   Cemex, SA de CV 'B'                               599,155       503,784        0.2
                                       483,238   Cemex, SA de CV 'B' (ADR)*                      4,812,883     4,286,708        1.8
                                        28,491   Cemex, SA de CV--CPO                              106,996       124,757        0.1
                                                                                              ------------   -----------      -----
                                                                                                 5,742,571     5,170,605        2.2
           ------------------------------------------------------------------------------------------------------------------------
           Chemicals                   178,719   Desc, SA de CV (ADR)*                           3,807,085     3,998,838        1.7
           ------------------------------------------------------------------------------------------------------------------------
           Diversified                 766,268   Alfa, SA de CV 'A'                              6,379,317     2,688,181        1.1
           ------------------------------------------------------------------------------------------------------------------------
           Foods                     1,082,558   Grupo Industrial Bimbo, SA de CV 'A'            2,351,842     2,072,514        0.9
           ------------------------------------------------------------------------------------------------------------------------
           Foreign Government   US$  2,862,000   United Mexican States, 11.50% due 5/15/2026     3,191,771     3,144,622        1.3
           Obligations
           ------------------------------------------------------------------------------------------------------------------------
           Health & Personal Care      957,412   Kimberly-Clark de Mexico, SA de CV 'A'          2,812,265     3,105,252        1.3
           ------------------------------------------------------------------------------------------------------------------------
           Merchandising             2,996,446  +Cifra, SA de CV 'C'                             3,717,634     4,845,577        2.0
           ------------------------------------------------------------------------------------------------------------------------
           Multi-Industry            2,051,554   Grupo Carso, SA de CV 'A1'                      9,666,065     8,356,635        3.5
                                        38,557   Grupo Carso, SA de CV (ADR)*                      369,232       310,654        0.1
                                                                                              ------------   -----------      -----
                                                                                                10,035,297     8,667,289        3.6
           ------------------------------------------------------------------------------------------------------------------------
           Telecommunications          172,000   Carso Global Telecom (ADR)*                     1,134,134     1,875,729        0.8
                                       253,026   Telefonos de Mexico, SA de CV (ADR)*           14,185,614    20,226,266        8.5
                                                                                              ------------   -----------      -----
                                                                                                15,319,748    22,101,995        9.3
           ------------------------------------------------------------------------------------------------------------------------
           Television                  178,300  +TV Azteca, SA de CV (ADR)*                        984,083       902,644        0.4
           ------------------------------------------------------------------------------------------------------------------------
                                                 Total Long-Term Investments in Mexico          72,309,693    81,486,257       34.3
===================================================================================================================================
Panama     Banking                      70,876   Banco Latinoamericano de Exportaciones,
                                                    SA 'E'                                       1,209,098     2,015,536        0.8
           ------------------------------------------------------------------------------------------------------------------------
                                                 Total Long-Term Investments in Panama           1,209,098     2,015,536        0.8
===================================================================================================================================
Peru       Financial Services          202,842   Credicorp Limited                               3,133,272     2,231,262        0.9
           ------------------------------------------------------------------------------------------------------------------------
           Food & Household          6,996,882  +Alicorp SA                                      5,483,960     1,408,204        0.6
           Products
           ------------------------------------------------------------------------------------------------------------------------
           Metals--Non-Ferrous         176,685   Compania de Minas Buenaventura SA (ADR)*       3,269,570     2,506,718         1.1
                                     1,173,499  +Minsur SA                                       2,575,220     2,379,429        1.0
                                                                                              ------------   -----------      -----
                                                                                                 5,844,790     4,886,147        2.1
           ------------------------------------------------------------------------------------------------------------------------
                                                 Total Long-Term Investments in Peru            14,462,022     8,525,613        3.6
===================================================================================================================================
Venezuela  Building Materials        1,156,927   Corporacion Venezolana de Cementos I, SACA        505,161       580,486        0.2
                                       764,789   Corporacion Venezolana de Cementos II, SACA       361,820       383,731        0.2
                                                                                              ------------   -----------      -----
                                                                                                   866,981       964,217        0.4
           ------------------------------------------------------------------------------------------------------------------------
           Food & Household         28,061,157   Mavesa SA                                       1,748,791     1,736,487        0.7
           Products
           ------------------------------------------------------------------------------------------------------------------------
           Metal Processing             46,750   International Briquettes Holding, Inc.            610,672       187,000        0.1
           ------------------------------------------------------------------------------------------------------------------------
           Telecommunications          101,000   Compania Anonima Nacional Telefonos
                                                    de Venezuela (CANTV) (ADR)*                  2,441,756     2,354,562        1.0
           ------------------------------------------------------------------------------------------------------------------------
           Textiles                    765,505   Sudamtex de Venezuela (ADR)* (b)               10,150,880       857,136        0.4
           ------------------------------------------------------------------------------------------------------------------------
                                                 Total Long-Term Investments in Venezuela       15,819,080     6,099,402        2.6
===================================================================================================================================
                                                 Total Long-Term Investments                   289,047,025   230,676,430       97.1
===================================================================================================================================


                                     8 & 9

                            Merrill Lynch Latin America Fund, Inc., May 31, 1999

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)                 (in US dollars)

                                                                                                                             Percent
                                                                                                                Value        of Net
COUNTRY                            Face Amount        Short-Term Investments                       Cost       (Note 1a)      Assets
===================================================================================================================================
United     Commercial           US$  5,870,000   Block Financial Corporation, 4.83%
States     Paper***                                 due 6/24/1999                             $  5,849,523  $  5,849,523        2.5%
           ------------------------------------------------------------------------------------------------------------------------
                                                 Total Short-Term Investments                    5,849,523     5,849,523        2.5
===================================================================================================================================
           Total Investments                                                                  $294,896,548   236,525,953       99.6
                                                                                              ============
           Other Assets Less Liabilities                                                                         991,140        0.4
                                                                                                            ------------      -----
           Net Assets                                                                                       $237,517,093      100.0%
                                                                                                            ============      =====
===================================================================================================================================

      *     American Depositary Receipts (ADR).
      **    Global Depositary Receipts (GDR).
      ***   Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the
            Fund.
      (a)   Represents a pay-in-kind security which may pay interest in additional face.
      (b)   The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
      (c)   Each unit represents one preferred share of Uniao de Bancos
            Brasileiros SA (Unibanco) and one preferred 'B' share of Unibanco
            Holdings SA.
      (d)   Received through a bonus issue from Companhia Vale do Rio Doce. As of May 31, 1999, the bonds have not commenced trading and the coupon rate has not been determined.
      (e)   Represents a Brady Bond. Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any
            uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
      (f)   Floating Rate Note.
      (g)   The rights may be exercised until 6/23/1999.
      +     Non-income producing security.

            See Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

              As of May 31, 1999
================================================================================================================================
Assets:       Investments, at value (identified cost--$294,896,548) (Note 1a) .............                        $ 236,525,953
              Cash ........................................................................                                  578
              Foreign cash (Note 1b) ......................................................                            2,218,101
              Receivables:
                Dividends .................................................................     $   1,530,162
                Capital shares sold .......................................................           203,315
                Interest ..................................................................           117,394          1,850,871
                                                                                                -------------
              Prepaid registration fees and other assets (Note 1f) ........................                               46,225
                                                                                                                   -------------
              Total assets ................................................................                          240,641,728
                                                                                                                   -------------
================================================================================================================================
Liabilities:  Payables:
                Securities purchased ......................................................         1,156,181
                Capital shares redeemed ...................................................           713,194
                Investment adviser (Note 2) ...............................................           200,137
                Distributor (Note 2) ......................................................           147,589          2,217,101
                                                                                                -------------
              Accrued expenses and other liabilities ......................................                              907,534
                                                                                                                   -------------
              Total liabilities ...........................................................                            3,124,635
                                                                                                                   -------------
================================================================================================================================
Net Assets:   Net assets ..................................................................                        $ 237,517,093
                                                                                                                   =============
================================================================================================================================
Net Assets    Class A Common Stock, $0.10 par value, 100,000,000 shares authorized ........                        $     256,771
Consist of:   Class B Common Stock, $0.10 par value, 100,000,000 shares authorized ........                            1,368,915
              Class C Common Stock, $0.10 par value, 100,000,000 shares authorized ........                               97,448
              Class D Common Stock, $0.10 par value, 100,000,000 shares authorized ........                              385,843
              Paid-in capital in excess of par ............................................                          459,377,202
              Undistributed investment income--net ........................................                            2,517,554
              Accumulated realized capital losses on investments and
                foreign currency transactions--net (Note 5) ...............................                         (167,962,780)
              Unrealized depreciation on investments and foreign currency transactions--net                          (58,523,860)
                                                                                                                   -------------
              Net assets ..................................................................                        $ 237,517,093
                                                                                                                   =============
================================================================================================================================
Net Asset     Class A--Based on net assets of $29,412,679 and 2,567,706 shares outstanding .                       $       11.45
Value:                                                                                                             =============
              Class B--Based on net assets of $153,160,444 and 13,689,147 shares outstanding                       $       11.19
                                                                                                                   =============
              Class C--Based on net assets of $10,906,145 and 974,482 shares outstanding ...                       $       11.19
                                                                                                                   =============
              Class D--Based on net assets of $44,037,825 and 3,858,431 shares outstanding .                       $       11.41
                                                                                                                   =============
================================================================================================================================

            See Notes to Consolidated Financial Statements.

                                    10 & 11

                            Merrill Lynch Latin America Fund, Inc., May 31, 1999

CONSOLIDATED STATEMENT OF OPERATIONS

                     For the Six Months Ended May 31, 1999
==============================================================================================================================
Investment Income    Dividends (net of $377,750 foreign withholding tax) .................                       $   4,704,636
(Notes 1d & 1e):     Interest and discount earned ........................................                           1,151,482
                                                                                                                 -------------
                     Total income ........................................................                           5,856,118
                                                                                                                 -------------
==============================================================================================================================
Expenses:            Investment advisory fees (Note 2) ...................................    $   1,106,050
                     Account maintenance and distribution fees--Class B (Note 2) .........          735,821
                     Custodian fees ......................................................          390,324
                     Transfer agent fees--Class B (Note 2) ...............................          294,723
                     Foreign capital gains tax ...........................................          107,229
                     Transfer agent fees--Class D (Note 2) ...............................           67,291
                     Accounting services (Note 2) ........................................           67,170
                     Printing and shareholder reports ....................................           66,029
                     Account maintenance fees--Class D (Note 2) ..........................           50,470
                     Account maintenance and distribution fees--Class C (Note 2) .........           47,599
                     Professional fees ...................................................           46,874
                     Transfer agent fees--Class A (Note 2) ...............................           39,852
                     Registration fees (Note 1f) .........................................           37,382
                     Directors' fees and expenses ........................................           24,417
                     Transfer agent fees--Class C (Note 2) ...............................           19,098
                     Pricing fees ........................................................            3,656
                     Other ...............................................................           19,803
                                                                                              -------------
                     Total expenses ......................................................                           3,123,788
                                                                                                                 -------------
                     Investment income--net ..............................................                           2,732,330
                                                                                                                 -------------
==============================================================================================================================
Realized &           Realized loss from:
Unrealized Gain        Investments--net ..................................................      (18,976,209)
(Loss) on              Foreign currency transactions--net ................................       (1,440,396)       (20,416,605)
Investments &                                                                                 -------------
Foreign Currency     Change in unrealized depreciation on:
Transactions--Net      Investments--net ..................................................       39,392,473
(Notes 1b, 1c,         Foreign currency transactions--net ................................          398,606         39,791,079
1e & 3):                                                                                      -------------      -------------
                     Net realized and unrealized gain on investments and foreign
                       currency transactions .............................................                          19,374,474
                                                                                                                 -------------
                     Net Increase in Net Assets Resulting from Operations ................                       $  22,106,804
                                                                                                                 =============
==============================================================================================================================

            See Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               For the Six         For the
                                                                                              Months Ended        Year Ended
                                                                                                 May 31,          November 30,
                     Increase (Decrease) in Net Assets:                                           1999               1998
=============================================================================================================================
Operations:          Investment income--net ..............................................   $   2,732,330      $  10,678,832
                     Realized loss on investments and foreign currency transactions--net..     (20,416,605)       (51,669,645)
                     Change in unrealized appreciation/depreciation on investments and       -------------      -------------
                       foreign currency transactions--net ................................      39,791,079       (129,842,425)
                                                                                             -------------      -------------
                     Net increase (decrease) in net assets resulting from operations .....      22,106,804       (170,833,238)
                                                                                             -------------      -------------
=============================================================================================================================
Dividends to         Investment income--net:
Shareholders           Class A ...........................................................      (1,332,021)                --
(Note 1g):             Class B ...........................................................      (6,005,561)                --
                       Class C ...........................................................        (362,386)                --
                                                                                             -------------      -------------
                       Class D ...........................................................      (2,282,954)                --
                                                                                             -------------      -------------
                     Net decrease in net assets resulting from dividends to shareholders..      (9,982,922)                --
                                                                                             -------------      -------------
=============================================================================================================================
Capital Share        Net decrease in net assets derived from capital share transactions...     (53,815,126)      (320,024,018)
Transactions                                                                                 -------------      -------------
(Note 4):
=============================================================================================================================
Net Assets:          Total decrease in net assets ........................................     (41,691,244)      (490,857,256)
                     Beginning of period .................................................     279,208,337        770,065,593
                                                                                             -------------      -------------
                     End of period* ......................................................   $ 237,517,093      $ 279,208,337
                                                                                             =============      =============
=============================================================================================================================
                     *Undistributed investment income--net ...............................   $   2,517,554      $   9,768,146
                                                                                             =============      =============
=============================================================================================================================

                  See Notes to Consolidated Financial Statements.


                                    12 & 13

                            Merrill Lynch Latin America Fund, Inc., May 31, 1999

CONSOLIDATED FINANCIAL HIGHLIGHTS

                                                                                                   Class A+
                   The following per share data and ratios have      ---------------------------------------------------------------
                   been derived from information provided in          For the Six
                   the financial statements.                          Months Ended            For the Year Ended November 30,
                                                                         May 31,      ---------------------------------------------
                   Increase (Decrease) in Net Asset Value:                1999         1998        1997           1996       1995
====================================================================================================================================
Per Share          Net asset value, beginning of period .............  $  10.61     $  15.10    $  12.83      $   10.50   $  17.37
Operating                                                              --------     --------    --------      ---------   --------
Performance:       Investment income--net ...........................       .15          .38         .17            .46        .16
                   Realized and unrealized gain (loss) on
                   investments and foreign currency transactions--net      1.24        (4.87)       2.54           1.87      (6.52)
                                                                       --------     --------    --------      ---------   --------
                   Total from investment operations .................      1.39        (4.49)       2.71           2.33      (6.36)
                                                                       --------     --------    --------      ---------   --------
                   Less dividends and distributions:
                     Investment income--net .........................      (.55)          --        (.44)            --         --
                     Realized gain on investments--net ..............        --           --          --             --       (.50)
                     In excess of realized gain on investments--net .        --           --          --             --       (.01)
                                                                       --------     --------    --------      ---------   --------
                   Total dividends and distributions ................      (.55)          --        (.44)            --       (.51)
                                                                       --------     --------    --------      ---------   --------
                   Net asset value, end of period ...................  $  11.45     $  10.61    $  15.10       $  12.83   $  10.50
                                                                       ========     ========    ========      =========   ========
====================================================================================================================================
Total Investment   Based on net asset value per share ...............     14.36%++    (29.74%)     21.79%         22.19%    (37.66%)
Return:**                                                              ========     ========    ========      =========   ========
====================================================================================================================================
Ratios to Average  Expenses .........................................      2.01%*       1.53%       1.46%          1.48%      1.66%
Net Assets:                                                            ========     ========    ========      =========   ========
                   Investment income--net ...........................      3.17%*       2.12%       1.03%          3.74%      1.40%
                                                                       ========     ========    ========      =========   ========
====================================================================================================================================
Supplemental       Net assets, end of period (in thousands) .........  $ 29,413     $ 26,249    $ 77,086       $ 46,369   $ 26,034
Data:                                                                  ========     ========    ========      =========   ========
                   Portfolio turnover ...............................     17.54%       31.92%      84.91%         66.14%     54.86%
                                                                       ========     ========    ========      =========   ========
====================================================================================================================================
                                                                                                   Class B+
                   The following per share data and ratios have      ---------------------------------------------------------------
                   been derived from information provided in          For the Six
                   the financial statements.                          Months Ended            For the Year Ended November 30,
                                                                         May 31,      ---------------------------------------------
                   Increase (Decrease) in Net Asset Value:                1999         1998        1997           1996       1995
====================================================================================================================================
Per Share          Net asset value, beginning of period .............  $  10.20     $  14.66    $  12.46       $  10.31   $  17.24
Operating                                                              --------     --------    --------       --------   --------
Performance:       Investment income (loss)--net ....................       .10          .23          --++++        .32        .05
                   Realized and unrealized gain (loss) on investments
                   and foreign currency transactions--net ...........      1.23        (4.69)       2.50           1.83      (6.47)
                                                                       --------     --------    --------       --------   --------
                   Total from investment operations .................      1.33        (4.46)       2.50           2.15      (6.42)
                                                                       --------     --------    --------       --------   --------
                   Less dividends and distributions:
                     Investment income--net .........................      (.34)          --        (.30)            --         --
                     Realized gain on investments--net ..............        --           --          --             --       (.50)
                     In excess of realized gain on investments--net .        --           --          --             --       (.01)
                                                                       --------     --------    --------       --------   --------
                   Total dividends and distributions ................      (.34)          --        (.30)            --       (.51)
                                                                       --------     --------    --------       --------   --------
                   Net asset value, end of period ...................  $  11.19     $  10.20    $  14.66       $  12.46   $  10.31
                                                                       ========     ========    ========      =========   ========
====================================================================================================================================
Total Investment   Based on net asset value per share ...............     13.80%++    (30.42%)     20.51%         20.85%    (38.32%)
Return:**                                                              ========     ========    ========      =========   ========
====================================================================================================================================
Ratios to Average  Expenses .........................................      3.09%*       2.57%       2.50%          2.54%      2.71%
Net Assets:                                                            ========     ========    ========      =========   ========
                   Investment income (loss)--net ....................      2.23%*       1.76%       (.03%)         2.69%       .43%
                                                                       ========     ========    ========      =========   ========
====================================================================================================================================
Supplemental       Net assets, end of period (in thousands) .........  $153,160     $190,670    $527,520       $518,865   $505,038
Data:                                                                  ========     ========    ========      =========   ========
                   Portfolio turnover ...............................     17.54%       31.92%      84.91%         66.14%     54.86%
                                                                       ========     ========    ========      =========   ========
====================================================================================================================================

            *     Annualized.
            **    Total investment returns exclude the effects of sales loads.
            +     Based on average shares outstanding.
            ++    Aggregate total investment return.
            ++++  Amount is less than $.01 per share.

                  See Notes to Consolidated Financial Statements.

                            Merrill Lynch Latin America Fund, Inc., May 31, 1999

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)

                                                                                                   Class C+
                   The following per share data and ratios have      ---------------------------------------------------------------
                   been derived from information provided in          For the Six
                   the financial statements.                          Months Ended            For the Year Ended November 30,
                                                                         May 31,      ---------------------------------------------
                   Increase (Decrease) in Net Asset Value:                1999         1998        1997           1996       1995
==================================================================================================================================
Per Share          Net asset value, beginning of period .............   $ 10.18       $ 14.64     $  12.46     $  10.31   $  17.24
Operating                                                               -------       -------     --------     --------   --------
Performance:       Investment income (loss)--net ....................       .10           .23         (.02)         .32        .03
                   Realized and unrealized gain (loss) on investments
                   and foreign currency transactions--net ...........      1.23         (4.69)        2.52         1.83      (6.45)
                                                                        -------       -------     --------     --------   --------
                   Total from investment operations .................      1.33         (4.46)        2.50         2.15      (6.42)
                                                                        -------       -------     --------     --------   --------
                   Less dividends and distributions:
                     Investment income--net .........................      (.32)           --         (.32)          --         --
                     Realized gain on investments--net ..............        --            --           --           --       (.50)
                     In excess of realized gain on investments--net .        --            --           --           --       (.01)
                                                                        -------       -------     --------     --------   --------
                   Total dividends and distributions ................      (.32)           --         (.32)          --       (.51)
                                                                        -------       -------     --------     --------   --------
                   Net asset value, end of period ...................   $ 11.19       $ 10.18     $  14.64     $  12.46   $  10.31
                                                                        =======       =======     ========     ========   ========
==================================================================================================================================
Total Investment   Based on net asset value per share ...............     13.79%++     (30.46%)      20.52%       20.85%    (38.32%)
Return:**                                                               =======       =======     ========     ========   ========
==================================================================================================================================
Ratios to Average  Expenses .........................................      3.09%*        2.57%        2.50%        2.54%      2.72%
Net Assets:                                                             =======       =======     ========     ========   ========
                   Investment income (loss)--net ....................      2.20%*        1.77%        (.11%)       2.68%       .30%
                                                                        =======       =======     ========     ========   ========
==================================================================================================================================
Supplemental       Net assets, end of period (in thousands) .........   $10,906       $12,196     $ 37,027     $ 23,183   $ 14,659
Data:                                                                   =======       =======     ========     ========   ========
                   Portfolio turnover ...............................     17.54%        31.92%       84.91%       66.14%     54.86%
                                                                        =======       =======     ========     ========   ========
==================================================================================================================================

                                                                                                   Class D+
                   The following per share data and ratios have      ---------------------------------------------------------------
                   been derived from information provided in          For the Six
                   the financial statements.                          Months Ended            For the Year Ended November 30,
                                                                         May 31,      ---------------------------------------------
                   Increase (Decrease) in Net Asset Value:                1999         1998        1997           1996       1995
==================================================================================================================================
Per Share          Net asset value, beginning of period .............   $ 10.53       $ 15.02     $  12.77     $  10.47   $  17.37
Operating                                                               -------       -------     --------     --------   --------
Performance:       Investment income--net ...........................       .14           .34          .11          .42        .14
                   Realized and unrealized gain (loss) on
                   investments and foreign currency transactions--net      1.24         (4.83)        2.54         1.88      (6.53)
                                                                        -------       -------     --------     --------   --------
                   Total from investment operations .................      1.38         (4.49)        2.65         2.30      (6.39)
                                                                        -------       -------     --------     --------   --------
                   Less dividends and distributions:
                     Investment income--net .........................      (.50)           --         (.40)          --         --
                     Realized gain on investments--net ..............        --            --           --           --       (.50)
                     In excess of realized gain on investments--net .        --            --           --           --       (.01)
                                                                        -------       -------     --------     --------   --------
                   Total dividends and distributions ................      (.50)           --         (.40)          --       (.51)
                                                                        -------       -------     --------     --------   --------
                   Net asset value, end of period ...................   $ 11.41       $ 10.53     $  15.02     $  12.77   $  10.47
                                                                        =======       =======     ========     ========   ========
==================================================================================================================================
Total Investment   Based on net asset value per share ...............     14.25%++     (29.89%)      21.40%       21.97%    (37.84%)
Return:**                                                               =======       =======     ========     ========   ========
==================================================================================================================================
Ratios to Average  Expenses .........................................      2.27%*        1.78%        1.71%        1.74%      1.91%
Net Assets:                                                             =======       =======     ========     ========   ========
                   Investment income--net ...........................      3.00%*        2.54%         .72%        3.47%      1.18%
                                                                        =======       =======     ========     ========   ========
==================================================================================================================================
Supplemental       Net assets, end of period (in thousands) .........   $44,038       $50,093     $128,433     $112,833   $105,830
Data:                                                                   =======       =======     ========     ========   ========
                   Portfolio turnover ...............................     17.54%        31.92%       84.91%       66.14%     54.86%
                                                                        =======       =======     ========     ========   ========
==================================================================================================================================

            *     Annualized.
            **    Total investment returns exclude the effects of sales loads.
            +     Based on average shares outstanding.
            ++    Aggregate total investment return.

                  See Notes to Consolidated Financial Statements.


                                    16 & 17

                            Merrill Lynch Latin America Fund, Inc., May 31, 1999

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Latin America Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

o Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex- dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Basis of consolidation--The accompanying consolidated financial statements include the accounts of Merrill Lynch Latin America Fund Chile Ltd., a wholly-owned subsidiary, which primarily invests in Chilean securities. Intercompany accounts and transactions have been eliminated.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.


                                    18 & 19

                            Merrill Lynch Latin America Fund, Inc., May 31, 1999

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Account       Distribution
                                                  Maintenance Fee        Fee
--------------------------------------------------------------------------------
Class B .........................................       0.25%        0.75%
Class C .........................................       0.25%        0.75%
Class D .........................................       0.25%          --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended May 31, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                        MLFD       MLPF&S
--------------------------------------------------------------------------------
Class A ........................................      $   --       $     1
Class D ........................................      $1,281       $17,031
--------------------------------------------------------------------------------

For the six months ended May 31, 1999, MLPF&S received contingent deferred sales charges of $213,694 and $1,814 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $10,324 in commissions on the execution of portfolio security transactions for the Fund for the six months ended May 31, 1999.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 1999 were $39,210,078 and $103,162,482, respectively.

Net realized losses for the six months ended May 31, 1999 and net unrealized losses as of May 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                 Realized           Unrealized
                                                  Losses              Losses
--------------------------------------------------------------------------------
Long-term investments ..................       $(18,976,113)       $(58,370,595)
Short-term investments .................                (96)                 --
Foreign currency transactions ..........         (1,440,396)           (153,265)
                                               ------------        ------------
Total .................................        $(20,416,605)       $(58,523,860)
                                               ============        ============
--------------------------------------------------------------------------------

As of May 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $58,370,595, of which $23,622,334 related to appreciated securities and $81,992,929 related to depreciated securities. At May 31, 1999, the aggregate cost of investments for Federal income tax purposes was $294,896,548.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $53,815,126 and $320,024,018 for the six months ended May 31, 1999 and the year ended November 30, 1998, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                     Dollar
Ended May 31, 1999                                   Shares           Amount
--------------------------------------------------------------------------------
Shares sold .................................        836,978        $ 8,589,759
Shares issued to shareholders in
reinvestment of dividends ...................        105,419            977,240
                                                    --------        -----------
Total issued ................................        942,397          9,566,999
Shares redeemed .............................       (847,962)        (8,223,947)
                                                    --------        -----------
Net increase ................................         94,435        $ 1,343,052
                                                    ========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended November 30, 1998                              Shares           Amount
--------------------------------------------------------------------------------
Shares sold ........................               1,577,185       $ 22,145,415
Shares redeemed ....................              (4,210,322)       (55,944,438)
                                                  ----------       ------------
Net decrease .......................              (2,633,137)      $(33,799,023)
                                                  ==========       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                     Dollar
Ended May 31, 1999                                   Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................           823,462       $  8,549,732
Shares issued to shareholders in
reinvestment of dividends ................           547,876          4,985,678
                                                  ----------       ------------
Total issued .............................         1,371,338         13,535,410
Automatic conversion of shares ...........          (131,476)        (1,313,947)
Shares redeemed ..........................        (6,244,032)       (57,519,767)
                                                  ----------       ------------
Net decrease .............................        (5,004,170)      $(45,298,304)
                                                  ==========       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended November 30, 1998                              Shares           Amount
--------------------------------------------------------------------------------
Shares sold ............................           1,556,359      $  19,875,348
Automatic conversion of shares .........            (293,075)        (3,687,837)
Shares redeemed ........................         (18,547,103)      (236,009,202)
                                                 -----------      -------------
Net decrease ...........................         (17,283,819)     $(219,821,691)
                                                 ===========      =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                     Dollar
Ended May 31, 1999                                   Shares           Amount
--------------------------------------------------------------------------------
Shares sold .................................        216,389        $ 2,444,856
Shares issued to shareholders in
reinvestment of dividends ...................         33,177            301,912
                                                    --------        -----------
Total issued ................................        249,566          2,746,768
Shares redeemed .............................       (472,889)        (4,382,571)
                                                    --------        -----------
Net decrease ................................       (223,323)       $(1,635,803)
                                                    ========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended November 30, 1998                              Shares           Amount
--------------------------------------------------------------------------------
Shares sold ........................                895,290        $ 12,279,809
Shares redeemed ....................             (2,227,053)        (29,118,637)
                                                 ----------        ------------
Net decrease .......................             (1,331,763)       $(16,838,828)
                                                 ==========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Six Months                                     Dollar
Ended May 31, 1999                                   Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................          239,727        $  2,530,176
Automatic conversion of shares ...........          128,939           1,313,947
Shares issued to shareholders in
reinvestment of dividends ................          204,441           1,891,084
                                                 ----------        ------------
Total issued .............................          573,107           5,735,207
Shares redeemed ..........................       (1,469,737)        (13,959,278)
                                                 ----------        ------------
Net decrease .............................         (896,630)       $ (8,224,071)
                                                 ==========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended November 30, 1998                              Shares           Amount
--------------------------------------------------------------------------------
Shares sold .............................        4,311,892        $  63,507,567
Automatic conversion of shares ..........          285,021            3,687,837
                                                ----------        -------------
Total issued ............................        4,596,913           67,195,404
Shares redeemed .........................       (8,391,830)        (116,759,880)
                                                ----------        -------------
Net decrease ............................       (3,794,917)       $ (49,564,476)
                                                ==========        =============
--------------------------------------------------------------------------------

5. Capital Loss Carryforward:

At November 30, 1998, the Fund had a net capital loss carryforward of approximately $140,790,000, of which $88,328,000 expires in 2004 and $52,462,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains.


                                    20 & 21

                            Merrill Lynch Latin America Fund, Inc., May 31, 1999

PORTFOLIO INFORMATION

As of May 31, 1999
================================================================================
                                                                      Percent of
Ten Largest Holdings (Equity Investments)                             Net Assets
Telefonos de Mexico, SA de CV (ADR) ..............................       8.5%
Grupo Televisa, SA de CV (GDR) ...................................       4.8
Companhia Vale do Rio Doce 'A' (Preferred) .......................       3.9
Grupo Carso, SA de CV* ...........................................       3.6
Telecomunicacoes Brasileiras SA--Telebras* .......................       3.6
Tele Norte Leste Participacoes SA* ...............................       3.4
Companhia Energetica de Minas Gerais
  SA--CEMIG* .....................................................       2.7
Compania de Telecomunicaciones de Chile SA (ADR) .................       2.7
Votorantim Celulose e Papel SA (Preferred) .......................       2.6
Companhia Brasileira de Distribuicao Grupo Pao
  de Acucar SA (ADR) .............................................       2.4

* Includes combined holdings.

                                                                      Percent of
Ten Largest Industries (Equity Investments)                           Net Assets
Telecommunications ...............................................      25.1%
Banking ..........................................................       7.1
Utilities ........................................................       6.1
Beverages & Tobacco ..............................................       5.4
Metals & Steel ...................................................       5.1
Beverages ........................................................       3.9
Multi-Industry ...................................................       3.6
Merchandising ....................................................       2.9
Forest Products ..................................................       2.6
Building Materials ...............................................       2.6

EQUITY PORTFOLIO CHANGES

For the Quarter Ended May 31, 1999
================================================================================

Additions

 Companhia Paulista de Forca e Luz--CPFL (Preferred)
 Compania Anonima Nacional Telefonos de Venezuela (CANTV) (ADR)
 Grupo Financiero Banamex Accival, SA de CV (Banacci) 'O'
*Grupo Finorciero Boncome
 Grupo Industrial Bimbo, SA de CV 'A'
 TV Azteca, SA de CV (ADR)
 Telecomunicacoes Brasileiras SA--Telebras (ADR)
 Telecomunicacoes de Minas Gerais--Telemig 'B' (Preferred)
 Telerj Celular SA 'B' (Preferred)
================================================================================

Deletions

 Banco de Galicia y Buenos Aires SA (ADR)
 Cadenalco SA (ADR)
 Grupo Financiero Banamex Accival, SA de CV (Banacci) 'B'
*Grupo Finorciero Boncome
 Grupo Tribasa, SA de CV (ADR)
 Hylsamex SA
 Telecomunicacoes Brasileiras SA--Telebras (Receipts)
================================================================================

*Added and deleted in the same quarter.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Donald Cecil, Director
Roland M. Machold, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Grace Pineda, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Barbara G. Fraser, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


                                    22 & 23

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Latin America
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                           #16140-5/99


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